Exhibit 99.1

Energy Recovery Reports its Third Quarter 2026 Financial Results

SAN LEANDRO, Calif. - November 4, 2026 – Energy Recovery, Inc. (Nasdaq: ERII) (“Energy Recovery”, “Company”, “we”, and “our”) today announced its financial results for the third quarter and nine months ended September 30, 2026. Management has released a letter to shareholders reviewing business and financial updates from the third quarter and discussing our outlook for 2026. This letter is located under “News and Events” in the “Investors” section on the Energy Recovery website (https://ir.energyrecovery.com/news-events/shareholder-letters).

Third Quarter Highlights
•Revenue of $11.2 million, a decrease of $20.8 million, as compared to Q3’2025.
•Gross margin of 37.5%, as compared to gross margin of 64.2% in Q3’2025 primarily due to lower volume as well as product mix and indirect manufacturing costs, partially offset by channel mix.
•Operating expenses of $14.0 million, a decrease of 17.2%, as compared to Q3’2025, primarily due to lower employee compensation costs, including stock-based compensation expense, and lower consulting costs.
•Loss from operations of $9.8 million, declined $13.5 million as compared to income from operations of $3.7 million during Q3’2025, due primarily to lower revenue due to the war in Iran.
•Net loss of $6.3 million and adjusted EBITDA(1) loss of $7.8 million.
•Cash and investments of $85.6 million, which includes cash, cash equivalents, and short- and long-term investments.

Financial Highlights

	Quarter to Date			Year to Date
	Q3’2026	Q3’2025	vs. Q3’2025	2026	2025	2026 vs. 2025
	(In millions, except net income (loss) per share, percentages and basis points)
Revenue	$11.2	$32.0	down 65%	$32.9	$68.1	down 52%
Gross margin	37.5%	64.2%	down 2670 bps	48.2%	63.1%	down 1490 bps
Operating margin	(87.5%)	11.4%	NM	(92.8%)	(10.9%)	NM
Net income (loss)	($6.3)	$3.9	down 263%	($21.8)	($4.0)	down 451%
Diluted earnings (loss) per share	($0.12)	$0.07	down $0.19	($0.42)	($0.07)	down $0.35
Effective tax rate				23.1%	13.0%
Cash provided by (used for) operations	($9.8)	($3.1)		$28.1	$11.7

Non-GAAP Financial Highlights (1)

	Quarter to Date			Year to Date
	Q3’2026	Q3’2025	vs. Q3’2025	2026	2025	2026 vs. 2025
	(In millions, except adjusted net income (loss) per share, percentages and basis points)
Adjusted operating margin	(78.7%)	18.3%	down 9700 bps	(62.4%)	(0.6%)	NM
Adjusted net income (loss)	($5.0)	$6.3	down 179%	($12.2)	$3.0	NM
Adjusted earnings (loss) per share	($0.10)	$0.12	down $0.22	($0.24)	$0.06	down $0.30
Adjusted EBITDA	($7.8)	$6.8		($17.5)	$2.4
Free cash flow	($10.1)	($3.5)		$25.9	$11.0

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definitions of our non-GAAP financial measures and reconciliations of GAAP to non-GAAP amounts, respectively.
NM    Not Meaningful

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for the Company’s products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2025, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) stock-based compensation; ii) restructuring charges; iii) restructuring - inventory reserve; iv) impairment of long-lived assets and v) impairment of goodwill, divided by revenues.
•Adjusted net income (loss) is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) stock-based compensation; ii) restructuring charges; iii) restructuring - inventory reserve; iv) impairment of long-lived assets; v) impairment of goodwill and vi) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item.
•Adjusted earnings (loss) per share is a non-GAAP financial measure that the Company defines as net income (loss), which excludes i) stock-based compensation; ii) restructuring charges; iii) restructuring - inventory reserve; iv) impairment of long-lived assets; v) impairment of goodwill and vi) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) stock-based compensation; iii) restructuring charges; iv) restructuring - inventory reserve; v) impairment of long-lived assets; vi) impairment of goodwill; vii) other income, net, such as interest income and other non-operating income (expense), net and viii) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities less capital expenditures.

Conference Call to Discuss Financial Results

LIVE CONFERENCE Q&A CALL:
Wednesday, November 4, 2026, 2:00 PM PT / 5:00 PM ET
US / Canada Toll-Free: +1 (877) 709-8150
Local / International Toll: +1 (201) 689-8354

CONFERENCE Q&A CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: Friday, December 4, 2026
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13763225

Investors may also access the live call and the replay over the internet on the “Events” page of the Company’s website located at https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) designs and manufactures world-class energy-saving technology for critical infrastructure that communities rely on every day, driving a more resilient and sustainable future. Grounded in more than 30 years of leadership in the desalination industry, today we use our proprietary pressure exchanger technology to help customers in multiple industries improve their operations and lower their emissions. Headquartered in the San Francisco Bay Area, we operate manufacturing and R&D facilities throughout California, with sales and on-site technical support available globally. For more information, please visit www.energyrecovery.com

Contact
Investor Relations
ir@energyrecovery.com

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2026	December 31, 2025
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$85,605	$83,283
Accounts receivable and contract assets	10,657	78,286
Inventories, net	44,050	24,260
Prepaid expenses and other assets	5,879	3,416
Property, equipment and operating leases	18,879	20,635
Goodwill	11,128	12,790
Deferred tax assets and other assets	15,235	8,844
TOTAL ASSETS	$191,433	$231,514

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable, accrued expenses, and other liabilities, current	$16,169	$13,784
Contract liabilities and other liabilities, non-current	2,014	2,109
Lease liabilities	8,493	9,429
Total liabilities	26,676	25,322

Stockholders’ equity	164,757	206,192
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$191,433	$231,514

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(In thousands, except per share data)
Revenue	$11,196	$32,000	$32,898	$68,116
Cost of revenue	6,999	11,442	15,410	25,146
Restructuring - inventory reserve	—	—	1,632	—
Gross profit	4,197	20,558	15,856	42,970

Operating expenses
General and administrative	6,712	7,514	19,968	23,757
Sales and marketing	4,165	5,714	13,620	15,980
Research and development	3,115	3,668	8,753	10,120
Restructuring charges	—	—	2,391	539
Impairment of goodwill	—	—	1,662	—
Total operating expenses	13,992	16,896	46,394	50,396
Income (loss) from operations	(9,795)	3,662	(30,538)	(7,426)

Other income, net	596	892	2,231	2,885
Income (loss) before income taxes	(9,199)	4,554	(28,307)	(4,541)
Provision for (benefit from) income taxes	(2,869)	680	(6,528)	(589)
Net income (loss)	$(6,330)	$3,874	$(21,779)	$(3,952)

Net income (loss) per share
Basic	$(0.12)	$0.07	$(0.42)	$(0.07)
Diluted	$(0.12)	$0.07	$(0.42)	$(0.07)

Number of shares used in per share calculations
Basic	51,033	53,162	51,714	54,101
Diluted	51,033	53,466	51,714	54,101

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
	(In thousands)
Cash flows from operating activities:
Net loss	$(21,779)	$(3,952)
Non-cash adjustments	4,923	8,747
Net cash provided by operating assets and liabilities	44,952	6,898
Net cash provided by operating activities	28,096	11,693

Cash flows from investing activities:
Net investment in marketable securities	(7,696)	37,670
Capital expenditures	(2,148)	(668)
Proceeds from sales of fixed assets	13	10
Net cash (used in) provided by investing activities	(9,831)	37,012

Cash flows from financing activities:
Net proceeds from issuance of common stock	132	1,931
Tax payment for employee shares withheld	(725)	(567)
Repurchase of common stock and net excise tax activity	(23,246)	(32,781)
Net cash used in financing activities	(23,839)	(31,417)

Effect of exchange rate differences	(20)	58
Net change in cash, cash equivalents and restricted cash	$(5,594)	$17,346
Cash and cash equivalents, end of period	$42,482	$47,103

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	vs. 2025	2026	2025	vs. 2025
	(In thousands, except percentages)
Original equipment manufacturer	$6,222	$8,962	down 31%	$17,988	$21,320	down 16%
Aftermarket	4,040	4,638	down 13%	10,906	13,558	down 20%
Megaproject	934	18,400	down 95%	4,004	33,238	down 88%
Total revenue	$11,196	$32,000	down 65%	$32,898	$68,116	down 52%
Segment Activity

	Three Months Ended September 30,
	2026				2025
	Desalination	Wastewater	Corporate and Other	Total	Desalination	Wastewater	Corporate and Other	Total
	(In thousands)
Revenue	$10,693	$476	$27	$11,196	$29,110	$2,818	$72	$32,000
Cost of revenue	6,625	321	53	6,999	10,119	1,204	119	11,442
Gross profit (loss)	4,068	155	(26)	4,197	18,991	1,614	(47)	20,558

Operating expenses
General and administrative	1,621	208	4,883	6,712	719	699	6,096	7,514
Sales and marketing	2,678	1,051	436	4,165	2,539	1,165	2,010	5,714
Research and development	1,391	284	1,440	3,115	1,659	161	1,848	3,668
Restructuring charges	—	—	—	—	—	—	—	—
Total operating expenses	5,690	1,543	6,759	13,992	4,917	2,025	9,954	16,896
Operating income (loss)	$(1,622)	$(1,388)	$(6,785)	(9,795)	$14,074	$(411)	$(10,001)	3,662
Other income, net				596				892
Income (loss) before income taxes				$(9,199)				$4,554

	Nine Months Ended September 30,
	2026				2025
	Desalination	Wastewater	Corporate and Other	Total	Desalination	Wastewater	Corporate and Other	Total
	(In thousands)
Revenue	$31,083	$1,590	$225	$32,898	$62,369	$5,462	$285	$68,116
Cost of revenue	14,348	949	113	15,410	22,760	2,050	336	25,146
Restructuring - inventory reserve	—	—	1,632	1,632	—	—	—	—
Gross profit (loss)	16,735	641	(1,520)	15,856	39,609	3,412	(51)	42,970

Operating expenses
General and administrative	3,402	2,061	14,505	19,968	2,352	1,962	19,443	23,757
Sales and marketing	7,616	3,423	2,581	13,620	6,830	3,299	5,851	15,980
Research and development	5,398	682	2,673	8,753	3,878	724	5,518	10,120
Restructuring charges	335	18	2,038	2,391	107	103	329	539
Impairment of goodwill	—	—	1,662	1,662	—	—	—	—
Total operating expenses	16,751	6,184	23,459	46,394	13,167	6,088	31,141	50,396
Operating income (loss)	$(16)	$(5,543)	$(24,979)	(30,538)	$26,442	$(2,676)	$(31,192)	(7,426)
Other income, net				2,231				2,885
Loss before income taxes				$(28,307)				$(4,541)

Stock-based Compensation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$129	$156	$372	$452
General and administrative	149	868	1,547	2,466
Sales and marketing	529	828	1,782	2,208
Research and development	240	355	695	980
Total stock-based compensation expense	$1,047	$2,207	$4,396	$6,106

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter to Date		Year to Date
	Q3'2026	Q3'2025	Q3'2026	Q3'2025
	(In millions, except shares, per share and percentages)
Operating margin	(87.5)%	11.4%	(92.8)%	(10.9)%
Stock-based compensation	8.8	6.9	13.2	9.0
Restructuring charges	—	—	7.3	0.8
Impairment of long-lived assets	—	—	—	0.5
Restructuring - inventory reserve	—	—	5.0	—
Impairment of goodwill	—	—	5.1	—
Adjusted operating margin	(78.7)%	18.3%	(62.4)%	(0.6)%

Net income (loss)	$(6.3)	$3.9	$(21.8)	$(4.0)
Stock-based compensation	1.0	2.2	4.3	6.1
Restructuring charges (2)	—	—	2.0	0.5
Impairment of long-lived assets (2)	—	—	—	0.3
Restructuring - inventory reserve(2)	—	—	1.4	—
Impairment of goodwill (2)	—	—	1.4	—
Stock-based compensation discrete tax item	0.3	0.3	0.4	0.1
Adjusted net income (loss)	$(5.0)	$6.3	$(12.2)	$3.0

Net income (loss) per share	$(0.12)	$0.07	$(0.42)	$(0.07)
Adjustments to net income (loss) per share (3)	0.02	0.05	0.18	0.13
Adjusted earnings (loss) per share	$(0.10)	$0.12	$(0.24)	$0.06

Net income (loss)	$(6.3)	$3.9	$(21.8)	$(4.0)
Stock-based compensation	1.0	2.2	4.3	6.1
Depreciation and amortization	1.0	0.9	3.0	2.8
Restructuring charges	—	—	2.4	0.5
Impairment of long-lived assets	—	—	—	0.4
Restructuring - inventory reserve	—	—	1.6	—
Impairment of goodwill	—	—	1.7	—
Other income, net	(0.6)	(0.9)	(2.2)	(2.9)
Provision for (benefit from) income taxes	(2.9)	0.7	(6.5)	(0.6)
Adjusted EBITDA	$(7.8)	$6.8	$(17.5)	$2.4

Free cash flow
Net cash provided by (used in) operating activities	$(9.8)	$(3.1)	$28.1	$11.7
Capital expenditures	(0.3)	(0.3)	(2.1)	(0.7)
Free cash flow	$(10.1)	$(3.5)	$25.9	$11.0

(1)Amounts may not total due to rounding.
(2)Amounts presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.